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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 16, 1999


                              U.S. HOME CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                   1-5899                       21-0718930
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)


                                 10707 CLAY ROAD
                              HOUSTON, TEXAS 77041
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (713) 877-2311


                              1800 WEST LOOP SOUTH
                              HOUSTON, TEXAS 77027
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

            U.S. Home Corporation, a Delaware corporation, is filing this Current Report on Form 8-K, including the documents attached as exhibits hereto, in connection with the offering and sale of its 8.875% Senior Subordinated Notes due 2009 in an aggregate principal amount of $125,000,000 available under the Registration Statement on Form S-3 (Registration No. 333-46849), filed on February 25, 1998, as amended or supplemented.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)       Exhibits

            EXHIBIT
              NO.       DESCRIPTION OF DOCUMENT

              1 Underwriting Agreement, dated February 16, 1999, by and between U.S. Home Corporation and Warburg Dillon Read LLC, Credit Lyonnaise Securities (USA), Inc. and First Chicago Capital Markets, Inc.

              4.1 Form of Senior Subordinated Indenture by and between U.S. Home Corporation and IBJ Whitehall Bank & Trust Company, as trustee.

              4.2 Form of Officer's Certificate establishing the form and terms of U.S. Home Corporation's 8.875% Senior Subordinated Notes due 2009, including the Form of 8.875% Senior Subordinated Notes due 2009, as Exhibit A thereto.

              10.1 Second Amended and Restated Employment and Consulting Agreement, dated as of February 9, 1999, by and between U.S. Home Corporation and Robert J. Strudler.

              10.2 Second Amended and Restated Employment and Consulting Agreement, dated as of February 9, 1999, by and between U.S. Home Corporation and Isaac Heimbinder.

              12        Computation of the Ratio of Earnings to Fixed Charges.

              23        Consent of Independent Public Accountants.


              25.1 Amended and Restated Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee on Form T-1 with respect to the Senior Debt Securities, which amends and restates the Form T-1 dated February 17, 1998 and filed as Exhibit 25.1 to the Registration Statement on Form S-3 (File # 333-46849)

              25.2 Amended and Restated Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee on Form T-1 with respect to the Senior Subordinated Debt Securities, which amends and restates the Form T-1 dated February 17, 1998 and filed as
                        Exhibit 25.2 to the Registration Statement on Form S-3 (File # 333-46849)

              25.3 Amended and Restated Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee on Form T-1 with respect to the Subordinated Debt Securities, which amends and restates the Form T-1 dated February 17, 1998 and filed as
                        Exhibit 25.3 to the Registration Statement on Form S-3 (File # 333-46849)

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            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        U.S. HOME CORPORATION


Date: February 16, 1999                 By: /s/ CHESTER P. SADOWSKI
                                            -----------------------------------
                                            Name: Chester P. Sadowski
                                            Title: Senior Vice President -
                                                   Controller and Chief
                                                   Accounting Officer



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                                INDEX OF EXHIBITS




EXHIBIT                                                             SEQUENTIAL
NUMBER                                                             NUMBERED PAGE
------                                                             -------------

  1 Underwriting Agreement dated February 16, 1999, by and between U.S. Home Corporation and Warburg Dillon
            Read LLC, Credit Lyonnaise Securities (USA), Inc.
            and First Chicago Capital Markets, Inc.

  4.1       Form of Senior Subordinated Indenture by and between
            U.S. Home Corporation and IBJ Whitehall Bank & Trust
            Company, as trustee.

  4.2 Form of Officer's Certificate establishing the form and terms of U.S. Home Corporation's 8.875% Senior Subordinated Notes due 2009, including the Form of 8.875% Senior Subordinated Notes due 2009, as Exhibit A thereto.

  10.1 Second Amended and Restated Employment and Consulting Agreement, dated as of February 9, 1999, by and between U.S. Home Corporation and Robert J. Strudler.

  10.2      Second Amended and Restated Employment and Consulting
            Agreement, dated as of February 9, 1999, by and between U.S. Home Corporation and Isaac Heimbinder.

  12        Computation of the Ratio of Earnings to Fixed Charges.

  23        Consent of Independent Public Accountants.

  25.1 Amended and Restated Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee on Form T-1 with respect to the Senior Debt Securities, which amends and restates the Form T-1 dated February 17, 1998 and filed as Exhibit 25.1 to the Registration Statement on Form S-3 (File # 333-46849)

  25.2 Amended and Restated Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee on Form T-1 with respect to the Senior Subordinated Debt Securities, which amends and restates the Form T-1 dated February 17, 1998 and filed as Exhibit 25.2 to the Registration Statement on Form S-3 (File # 333-46849)

  25.3 Amended and Restated Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee on Form T-1 with respect to the Subordinated Debt Securities, which amends and restates the Form T-1 dated February 17, 1998 and filed as Exhibit 25.3 to the Registration Statement on Form S-3 (File # 333-46849)



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